Disclosures about major customers and credit risk	12 Months Ended
Dec. 31, 2018
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Disclosures about major customers and credit risk

D.34. Disclosures about major customers and credit risk

Credit risk is the risk that customers (wholesalers, distributors, pharmacies, hospitals, clinics or government agencies) may fail to pay their debts. Sanofi manages credit risk by vetting customers in order to set credit limits and risk levels and asking for guarantees or insurance where necessary, performing controls, and monitoring qualitative and quantitative indicators of accounts receivable balances such as the period of credit taken and overdue payments.

Customer credit risk also arises as a result of the concentration of Sanofi’s sales with its largest customers, in particular certain wholesalers in the United States. Sanofi’s three largest customers respectively accounted for approximately 9%, 6% and 4% of consolidated revenues in 2018 (9%, 5% and 4% in 2017; 12%, 7% and 6% in 2016).